Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
14.	Commitments and Contingencies

Licensing Commitments

The Company has license agreements with two parties under which the Company is obliged to pay annual license fees. One agreement is between IBA GmbH and the Company which requires annual license payments of $32,718 and relates to licenses for Strep-tag technology that represent tool technologies and which are used for research purposes only. The agreement expires in 2024.

Another license agreement exists between TUM and the Company (see Note 13 Related-Party Transactions). Under this agreement, the Company is obliged to pay a minimum annual license fee of $0.1 million to TUM. The agreement expires in 2027.

The table below shows the minimum annual license fee commitments under the two agreements as of December 31, 2015:

License payments
2016	$87,248
2017	87,248
2018	87,248
2019	87,248
2020	87,248
Thereafter	512,582

Total minimum license payments	$948,822

Leases

The Company leases office and laboratory space in Freising, Germany. The lease has a defined termination date which is the end of a notification period of eight months at the end of each quarter. On August 27, 2015 the Company entered into an Agreement of Sublease (the “Sublease Agreement”) with Berenberg Capital Markets LLC (the “Sublandlord”). Under the Sublease Agreement, the Sublandlord will sublease to the Company approximately 3,950 square feet in Boston, MA. The term of the lease shall expire on February 27, 2022. The Sublease Agreement provides for free rent for the first two months in addition to scheduled rent increases that are not dependent on future events.

The Company records rent expense on a straight-line basis over the lease term period. For the year ended December 31, 2015, the Company has recognized rent expense in an amount of $18,399 under the Sublease Agreement. Rent expense under the Company’s operating lease for its Freising, Germany based facility was $0.4 million and $0.3 million for the years ended December 31, 2015 and 2014, respectively.

The Company’s contractual commitments of the non-cancellable portion under theses operating leases as of December 31, 2015 are as follows:

Total
2016	$318,186
2017	188,009
2018	191,959
2019	195,909
2020	199,859
Thereafter	238,371

Total minimum lease payments	$1,332,293

TUM Arbitration

Under the TUM License Agreement, the Company is required to make payments to TUM based on the Company’s revenues generated from entering into sub-licensing agreements with any third party with respect to University Inventions and/or Joint Inventions (each as defined in the TUM License Agreement). These revenues include upfront license payments as well as milestone payments received by the Company from third parties. The Company has signed six such sub-licensing agreements between 2004 and 2012 (the period under dispute), under which it has recorded revenues. The Company acknowledges an obligation to TUM; however, the parties disagree regarding the amount due.

On March 20, 2014, the Company instituted arbitration proceedings, or the TUM Arbitration, against Technische Universität München, or Munich Technical University and hereafter TUM, to address issues regarding the calculation of payments due from the Company to TUM under the TUM License Agreement. Pursuant to the terms of the TUM License Agreement, the arbitration is proceeding in Munich, Germany and governed by German law, in accordance with the arbitration rules of the Deutsche Institution für Schiedsgerichtsbarkeit (the “DIS”).

On July 4, 2003, or the Effective Date, the Company and TUM entered into the TUM License Agreement, as superseded and replaced on July 26, 2007, under which TUM has exclusively licensed, or in some cases assigned, to the Company certain intellectual property and know-how that has become part of the Anticalin® proprietary technologies. In return, the Company agreed to pay to TUM certain undisclosed annual license fees, milestones and royalties for its own proprietary drug development and sales, as well as an undisclosed variable fee as a function of out-licensing revenues, or the Out-License Fee, where such Out-License Fees are creditable against annual license payments to TUM.

As required by the TUM License Agreement, the Company provided to TUM its calculation of the Out-License Fee owed by the Company to TUM for the period beginning on the Effective Date and ending on December 31, 2012, the Dispute Period, in the amount of $0.3 million excluding value-added tax. TUM has asserted that, under the TUM License Agreement, the Out-License Fee due to TUM for the Dispute Period amounts to $3.4 million excluding value-added tax in the aggregate and has threatened to terminate the TUM License Agreement if the Out-License Fee is not paid. The Company believes that if TUM sought to terminate the license agreement for cause as a result of this dispute, it would potentially face wrongful termination claims for substantial damages if the arbitral tribunal in the TUM Arbitration sides with the Company in its final decision regarding the proper amount of the Out-License Fee, but the Company can provide no assurance regarding the timing, nature or consequences of such decision. The Company commenced the TUM Arbitration to request that the arbitration tribunal hold that the Company’s calculation of the payments owed to TUM is accurate and shall govern all current and future payments due in respect of the Out-License Fee under the TUM License Agreement. On December 1, 2014, TUM filed its statement of defense maintaining its earlier calculation of the Out License Fee. On December 23, 2014, TUM filed a counterclaim in the amount of €2.5 million ($2.8 million) to suspend the statute of limitations on its claim. The Company has reserved a liability on its balance sheet in respect of such payment in the amount of €0.3 million ($0.3 million). An adverse ruling in the TUM Arbitration could have a material adverse effect on the Company’s results of operations and financial condition.

On November 19, 2015, the Company received notification from the DIS of the arbitration tribunal’s award. In its award, as corrected on January 25, 2016, the tribunal dismissed the Company’s request for declaratory judgment and granted TUM’s counterclaim in an amount of €0.9 million ($0.9 million) of which, $0.6 million is recorded as research and development expense in the consolidated statement of operations for the 2015 period due to a previous liability of $0.3 million recorded for the arbitration settlement as of December 31, 2014. Interest expense of $0.2 million was also included in the settlement and is recorded in the consolidated statement of operations as interest expense, net. The tribunal dismissed the remainder of TUM’s counterclaim.

The Tribunal also ruled that TUM must reimburse the Company in the amount of €0.1 million ($0.1 million) for legal fees incurred and dismissed TUM’s claim for reimbursement of its costs. The Company has decided not to challenge the award and paid the amount as calculated by the arbitration panel. The deadline for filing a motion to set aside the award expired on February 15, 2016.